UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|
Check the appropriate box:

|_| Preliminary Proxy Statement             |_| Confidential, for Use of the
|X| Definitive Proxy Statement                  Commission Only (as permitted by
|_| Definitive Additional Materials             Rule 14a-6(e)(2))
|_| Soliciting Material Under ss.240.14a-12

                         AMERICAN BIO MEDICA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee  computed on table below per Exchange  Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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

                                     [LOGO]
                        AMERICAN BIO MEDICA CORPORATION

                                 122 Smith Road
                           Kinderhook, New York 12106

                                                                     May 9, 2006

Dear Fellow Shareholder:

         You are cordially invited to attend the 2006 Annual Meeting of Shareholders of American Bio Medica Corporation (the "Company"), which will be held on June 13, 2006 at 10:00 a.m., eastern standard time, at the Holiday Inn located at 3 Empire Drive, Rensselaer, New York 12144 (the "Annual Meeting").

         The attached Notice of Annual Meeting and proxy statement describe the formal business that we will transact at the Annual Meeting. The Company's Annual Report on Form 10-KSB (including audited financial statements) for the fiscal year ending December 31, 2005 accompanies this Proxy Statement. The Annual Report is not a part of the proxy soliciting material. In addition to the formal items of business, management will report on the operations and activities of the Company and you will have an opportunity to ask questions. Directors and officers of the Company will be present to respond to any questions you may have.

         The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interests of the Company and its shareholders and unanimously recommends a vote "FOR" each of these matters.

         Please complete, sign and return the enclosed proxy card promptly, whether or not you plan to attend the Annual Meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Annual Meeting but will assure that your vote is counted if you cannot attend.

         On behalf of the Board of Directors and the employees of American Bio Medica Corporation, we thank you for your continued support and look forward to seeing you at the Annual Meeting.


                                            Sincerely yours,


                                            /s/ Melissa A. Decker
                                            ---------------------

                                            Melissa A. Decker
                                            Corporate Secretary

                                     [LOGO]
                        AMERICAN BIO MEDICA CORPORATION

                                 122 Smith Road
                           Kinderhook, New York 12106

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     Date:  June 13, 2006
                     Time:  10:00 a.m., Eastern Standard Time
                     Place: The Holiday Inn
                            3 Empire Drive
                            Rensselaer, New York 12144

At our 2006 Annual Meeting, we will ask you to:

1. Elect six directors for staggered terms commencing with the ensuing year and until their successors shall be elected and duly qualified. Two directors to serve a one-year term, expiring at the 2007 Annual Meeting, two directors to serve a two-year term expiring at the 2008 Annual Meeting and two directors to serve a three-year term expiring at the 2009 Annual Meeting. The following directors are being nominated:
 o Anthony G. Costantino, Ph.D. (2007)             o Carl Florio (2007)
 o Edmund M. Jaskiewicz (2008)                     o Daniel W. Kollin (2008)
 o Stan Cipkowski (2009)                           o Richard P. Koskey (2009)

2. To act upon a proposal to amend and restate the Company's Bylaws so as to stagger the terms board members will serve.

3. Transact any other business as may properly come before the Annual Meeting.

You may vote at the Annual Meeting if you were a shareholder of American Bio Medica Corporation at the close of business on April 14, 2006, the record date.


                                              By Order of the Board of Directors

                                              /s/ Melissa A. Decker
                                              ----------------------------------
Kinderhook, New York                          Melissa A. Decker
May 9, 2006                                   Corporate Secretary

================================================================================
You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number of shares you own. The Board of Directors urges you to sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope. Returning the proxy card will not prevent you from voting in person if you attend the Annual Meeting.
================================================================================

                                     [LOGO]
                        AMERICAN BIO MEDICA CORPORATION

                                 122 Smith Road
                           Kinderhook, New York 12106

                                 PROXY STATEMENT

General

         American Bio Medica Corporation is a New York corporation ("ABMC" or the "Company"). The term "Annual Meeting," as used in this proxy statement, includes any adjournment or postponement of such meeting.

         We have sent you this proxy statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual
Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card and your votes will be cast for you at the Annual Meeting. This process is described below in the section entitled "Voting."

         We began mailing this proxy statement, the Notice of Annual Meeting and the enclosed proxy card on or about May 22, 2006 to all shareholders entitled to vote. In this mailing, we also included our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, however it should not be considered proxy solicitation material.

Shareholders entitled to vote; Record Date

         If you owned common stock of ABMC at the close of business on April 14, 2006, (the "Record Date"), you are entitled to vote at the Annual Meeting, or any adjournments thereof. On the Record Date, the Company had one class of voting shares outstanding - common shares, $.01 par value per share ("common shares") and there were 21,359,768 shares of common stock outstanding and no shares of preferred stock outstanding.

Procedure for Submitting Shareholder Proposals

         Shareholder nominations for directors and/or shareholder proposals for the next Annual Meeting of Shareholders must be received by the Company in writing on or before January 15, 2007 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act"). The Company has not received any shareholder proposals or shareholder nominations for directors for this Annual Meeting.

Voting

         You are entitled to one vote at the Annual Meeting for each common share of ABMC that you owned as of the close of business on April 14, 2006. The number of shares you own (and may vote) is listed on your proxy card.

         Voting by attending the meeting. A shareholder may vote his or her shares in person at the Annual Meeting. A shareholder planning to attend the meeting should bring proof of identification for entrance to the meeting. If your shares are not registered in your own name, you will need appropriate documentation to vote personally at the Annual Meeting. Examples of such documentation include a broker's statement, letter or other document that will confirm your ownership of shares of American Bio Medica Corporation.

         Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

         For the election of directors, the six nominees who receive the most votes for each seat will be elected to the six available memberships on the Board (i.e. by a plurality of votes). If you return a signed proxy form or attend the Annual Meeting but choose to abstain from voting on any proposal, you will be considered present at the Annual Meeting and not voting in favor of the proposal. Since most proposals pass only if they receive favorable votes from a majority of votes present at the Annual Meeting, the fact that you are abstaining and not voting in favor of a proposal will have the same effect as if you had voted against the proposal.

Effect of Broker Non-Votes

         If your broker holds shares that you own in "street name," the broker may vote your shares on the proposals listed above even if the broker does not receive instructions from you. If your broker does not vote on a proposal, this will constitute a "broker non-vote." A broker non-vote would have no effect on the outcome of Proposal 1 because only a plurality of votes cast is required to elect a director.

Quorum

         A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the Annual Meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the Annual Meeting. Holders of common shares are not entitled to cumulative voting rights.

Revocability of Proxy.

         Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy card may be revoked
(1) by filing with the Corporate Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case later dated than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Corporate Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Corpoate Secretary of the Company or should be sent so as to be delivered to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attention: Corporate Secretary.

Solicitation of Proxies

         ABMC will pay the costs of soliciting proxies from its shareholders. Without additional compensation, directors, officers or employees of ABMC may solicit proxies by mail, telephone, and other electronic forms of communication or in person.

         ABMC will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. Arrangements may also be made with brokerage firms or other custodians, nominees or fiduciaries for the forwarding of soliciting material to the beneficial owners of common shares of the Company held of record by such persons; and the Company will reimburse such respective brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith. ADP has been retained to assist in soliciting proxies at a fee of approximately $6,000 plus distribution costs and other costs and expenses.

Security Ownership of Management and Certain Beneficial Owners

         As of April 14, 2006, there were 21,359,768 common shares outstanding of which 21,359,768 common shares are entitled to vote at the Annual Meeting. The following table sets forth, as of April 14, 2006 the beneficial ownership of the Company's common shares by (i) each director, (ii) each nominee for director, (iii) each of the executive officers named in the Summary Compensation Table; (iv) all directors and executive officers of the Company as a group; and
(v) each shareholder, known to management of the Company, to beneficially own more than five percent (5%) of the outstanding common shares.

         The number and percentage of shares beneficially owned is determined under the rules of the U.S. Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after April 14, 2006 through the exercise of any stock option, exchange of Exchangeable Shares or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

                         Name and Address                   Number of Securities
Title of Class          of Beneficial Owner                 Beneficially Owned*       Percent of Class
------------------------------------------------------------------------------------------------------
    Common        Stan Cipkowski
                  C/O 122 Smith Road
                  Kinderhook, NY 12106                          2,331,500(1)                10.5%
------------------------------------------------------------------------------------------------------
    Common        Edmund  M.Jaskiewicz
                  C/O 122 Smith Road
                  Kinderhook, NY 12106                          2,068,155(2)                 9.6%
------------------------------------------------------------------------------------------------------
    Common        Martin R. Gould
                  C/O 122 Smith Road
                  Kinderhook, NY 12106                            365,000(3)                 1.7%
------------------------------------------------------------------------------------------------------
    Common        Keith E. Palmer
                  C/O 122 Smith Road
                  Kinderhook, NY 12106                            240,000(4)                 1.1
------------------------------------------------------------------------------------------------------
    Common        Richard P. Koskey
                  C/O 122 Smith Road
                  Kinderhook, NY 12106                             64,750(5)                  **
------------------------------------------------------------------------------------------------------
    Common        Daniel W. Kollin
                  C/O 122 Smith Road
                  Kinderhook, NY 12106                             75,750(6)                  **
------------------------------------------------------------------------------------------------------
    Common        Anthony G Costantino
                  C/O 122 Smith Road
                  Kinderhook, New York 12106                       62,000(7)                  **
------------------------------------------------------------------------------------------------------
    Common        Carl A. Florio
                  C/O 122 Smith Road
                  Kinderhook, NY 12106                             61,830(8)                  **
------------------------------------------------------------------------------------------------------
    Common        Marathon Capital Management
                  PO Box 771
                  Hunt Valley, MD 21030                         1,333,750                    6.2
------------------------------------------------------------------------------------------------------
    Common        Directors and Executive Officers
                  as a group (8 persons)                        5,268,985(9)                22.8%
------------------------------------------------------------------------------------------------------

----------
*     The number of shares noted for each  individual is based upon  information
      obtained   from  their  Section  16(a)  filings  with  the  United  States
      Securities and Exchange Commission.
**    Less than one percent (1%).

(1) Includes 838,500 common shares subject to stock options exercisable within 60 days of April 14, 2006.
(2) Includes 151,500 common shares subject to stock options exercisable within 60 days of April 14, 2006.
(3) Includes 360,000 common shares subject to stock options exercisable within 60 days of April 14, 2006.
(4) Includes 200,000 common shares subject to stock options exercisable within 60 days of April 14, 2006 and 12, 500 common shares subject to warrants exercisable within 60 days of April 14, 2006.
(5) Includes 44,750 common shares subject to stock options exercisable within 60 days of April 14, 2006.
(6) Includes 75,750 common shares subject to stock options exercisable within 60 days of April 14, 2006.
(7) Includes 62,000 common shares subject to stock options exercisable within 60 days of April 14, 2006.
(8) Includes 49,830 common shares subject to stock options exercisable within 60 days of April 14, 2006.
(9) Includes an aggregate of 1,794,840 common shares subject to stock options or warrants exercisable within 60 days of April 14, 2006.

                  DISCUSSION OF PROPOSALS RECOMMENDED BY BOARD

                                 Proposal No. 1
                              Election of Directors

General

         The Nominating Committee of the Board of Directors has nominated six persons for election as directors at the Annual Meeting of Shareholders. If you elect the nominees and Proposal No. 2 (Amendment and Restatement of the Company's Bylaws) is approved, each will hold office for the term set forth opposite their names or until their successors have been elected. If you elect the nominees and Proposal No. 2 is not passed, each will serve until the next Annual Meeting of Shareholders or until their successors have been elected.

         It is the intention of the persons named as proxies in the accompanying proxy, unless instructed otherwise, to vote for the persons nominated by the Board of Directors. If any nominee should become unavailable to serve, the proxy may be voted for the election of such substitute nominee as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected.

         Name                    Age      Term Expires           Position(s) held             Director Since
         ----                    ---      ------------           ----------------             --------------
Anthony G. Costantino, Ph.D.     46          2007         Director                                 2004
Carl A. Florio                   57          2007         Director                                 2004
Edmund M. Jaskiewicz             82          2008         President/Director                       1992
Daniel W. Kollin                 64          2008         Director                                 2004
Stan Cipkowski                   57          2009         Chief Executive Officer/Director         1986
Richard P. Koskey                66          2009         Director                                 2003

The principal occupation and business experience during at least the last 5 years of each nominee for election as director are set forth below.

Directors Nominated for Terms Expiring in 2007

Anthony G.  Costantino,  Ph.D.  was  appointed to our Board of Directors in June
2004. Since September 2002, he has served as Vice President, Laboratory Operations for National Medical Services, Inc. From September 1991 until August 2002, he held various positions within American Medical Laboratories, Inc., with the most recent being Sr. Vice President and Director until August 2002. Dr. Costantino received his Ph.D., in Forensic Toxicology from the University of Maryland, School of Medicine in 1991, his M.S. in Pharmacology/Toxicology, from Duquesne University in 1984 and his B.S. in Pharmacy from Duquesne University in 1983.

Carl A. Florio joined our Board of Directors in August 2004. Mr. Florio served as President and CEO of Hudson River Bancorp, Inc. from 1996 until 2005 when Hudson River BanCorp, Inc. was acquired by First Niagara Financial Group, Inc. (NASDAQ:FNFG). Upon completion of the acquisition, Mr. Florio was appointed Regional President - Eastern New York of First Niagara Financial Group, Inc. Mr. Florio received his B.S. in public accounting from the State University of New York at Albany in 1971.

Directors Nominated for Terms Expiring in 2008

Edmund M. Jaskiewicz has been one of our directors since 1992 and was appointed President in September 2003. Mr. Jaskiewicz is a lawyer-engineer. He has practiced international patent and corporate law as a sole practitioner since 1963, and served as our Chairman of the Board of Directors from 1992 until 1999. He received his J.D. in 1952 from George Washington University Law School and his B.S. in Engineering from the University of Connecticut in 1947.

Daniel W. Kollin was re-appointed to our Board of Directors in January 2004. He previously served on our Board of Directors from February 2003 until he resigned in September 2003. Since 1990, Mr. Kollin has been Managing Director of BioMed Capital Group, Ltd. He has over 20 years experience in investment banking, venture capital and corporate management. He received his MBA from The Wharton School of The University of Pennsylvania. He currently serves on the Board of Directors of IsoTis Orthobiologics (TORONTO:ISO).

Directors Nominated for Terms Expiring in 2009

Stan Cipkowski founded our predecessor in 1982. He has been a member of our Board of Directors since our incorporation in April 1986 and was re-appointed Chief Executive Officer in September 2004. Mr. Cipkowski had previously resigned as the Company's Chief Executive Officer in January 2001. From January 2001 through July 2003, Mr. Cipkowski served as an Executive Vice President of the Company. Mr. Cipkowski remained an employee of the Company after his resignation as Executive Vice President and re-assumed the position of Chief Executive Office in September 2004. He reorganized the Company as American Bio Medica Corporation in 1992 and is the inventor of the Rapid Drug Screen(R). Mr. Cipkowski attended Mater Christi Seminary and St. Louis University from 1965 to 1969. Mr. Cipkowski is currently a member of the Board of Directors of Premier Mortgage Resources, Inc. (OTCPK: PMRS.PK)

Richard P. Koskey was appointed to our Board of Directors in October 2003. Mr. Koskey brings over 30 years of financial experience as a Certified Public Accountant. Since 1975, he has been a managing principal of Pattison, Koskey, Howe & Bucci, P.C., a regional accounting firm. Mr. Koskey received his B.A. from Duke University in 1963. He also serves on the Board of Directors of First Niagara Financial Group, Inc. (NASDAQ:FNFG).

================================================================================
The Board of Directors unanimously recommends a vote "FOR" all of the nominees for election as directors
================================================================================

             INFORMATION ABOUT THE BOARD OF DIRECTORS AND MANAGEMENT

Board of Directors

         ABMC's Board of Directors currently consists of six members. The Board of Directors has nominated six directors for election at the 2006 Annual Meeting of Shareholders.

         The Board of Directors oversees our business and monitors the performance of our management. The Board of Directors does not involve itself in the day-to-day operations of the Company. Our executive officers and management oversee our day-to-day operations. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board, which are currently held on a bi-monthly basis. Special meetings may be held from time to time to consider matters for which approval of the Board of Directors is desirable or is required by law. Our directors also discuss business and other matters with our key executives and our principal external advisors (legal counsel, auditors, and other consultants) when necessary.

         The Board of Directors held six regular meetings and no special meetings during the fiscal year ended December 31, 2005. Each incumbent director, other than Anthony G. Costantino, attended at least 75% of the meetings of the Board of Directors.

Compensation of Directors

         Directors who are not employees or officers of the Company ("Independent Directors") receive a fee of $2,500 for attending meetings of the Board in person and $1,250 for attendance at telephonic meetings of the Board, and are reimbursed for out-of-pocket expenses incurred in attending such meetings.

         Those Independent Directors who are members of the Company's Compensation and/or Audit Committees of the Board of Directors receive a fee of $1,000 for attending meetings of the Committees in person and $500 for attendance at telephonic meetings of the Committees, and are reimbursed for out-of-pocket expenses incurred in attending such meeting.

Code Of Ethics

         The Company has adopted a Code of Ethics that applies to all employees, including but not limited to the principal executive officer, principal financial  officer,  principal  accounting  officer  or  controller,  or  person performing similar functions. The Board of Directors will review the code of Ethics on a regular basis and propose or adopt additions or amendments to the Code of Ethics as appropriate. A copy of the Company's Code of Ethics can be found on its website located at www.abmc.com, under the section title "Corporate", "Officers and Directors". A copy of the Code of Ethics may also be obtained free of charge by sending a written request to the Corporate Secretary, American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106.

Independent Directors

         We use the National Association of Securities Dealers ("NASD") listing standards and SEC rules and regulations to determine the independence of our directors. For a director to be independent under NASD's rules, the director must be a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons cannot considered independent:

      o a director who is, or at any time during the past three years was, employed by ABMC or by any parent or subsidiary of ABMC;
      o a director who accepted or who has a family member who accepted any payments from ABMC or any parent or subsidiary of ABMC in excess of $60,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than
            (i) compensation for board or board committee service; (ii) payments arising solely from investments in ABMC's securities; (iii) compensation paid to a family member who is a non-executive employee of ABMC or a parent or subsidiary of ABMC; (iv) benefits under a tax-qualified retirement plan, or non-discretionary compensation;
            (v) loans from a financial institution provided that the loans (1) were made in the ordinary course of business, (2) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, (3) did not involve more than a normal degree of risk or other unfavorable factors, and (4) were not otherwise subject to the specific disclosure requirements of SEC Regulation S-K, Item 404; (vi) payments from a financial institution in connection with the deposit of funds or the financial institution acting in an agency capacity, provided such payments were (1) made in the ordinary course of business; (2) made on substantially the same terms as those prevailing at the time for comparable transactions with the general public; and (3) not otherwise subject to the disclosure requirements of SEC Regulation S-K, Item 404; or
            (vii) loans permitted under Section 13(k) of the Act;
      o a director who is a family member of an individual who is, or at any time during the past three years was, employed by ABMC or by any parent or subsidiary of ABMC as an executive officer;
      o a director who is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which ABMC made, or from which ABMC received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than (i) payments arising solely from investments in the company's securities; or (ii) payments under non-discretionary charitable contribution matching programs;
      o a director who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of ABMC serve on the compensation committee of such other entity; or
      o a director who is, or has a family member who is, a current partner of ABMC's outside auditor, or was a partner or employee of ABMC's outside auditor who worked on ABMC's audit at any time during any of the past three years.

     The Board of Directors has determined that Anthony G. Costantino, Daniel W. Kollin, Richard P. Koskey and Carl A. Florio, a majority of the Board of Directors, are independent directors under NASD's rules.

     In accordance with NASD's rules, independent directors meet in executive sessions when required in conjunction with regularly schedule meeting of the Board of Directors, outside of the presence of non-independent directors.

     NASD rules, as well as SEC rules, impose additional independence requirements for all members of the Audit Committee. Specifically, in addition to the independence requirements discussed above, independent audit committee members must: (1) not accept, directly or indirectly, any consulting, advisory, or other compensatory fees from ABMC or any subsidiary of ABMC other than in the member's capacity as member of the Board of Directors and any Board of Directors' committee and (2) not be an affiliated person of ABMC or any subsidiary of ABMC.

Audit Committee Financial Expert

         At least one member of the Audit Committee must be financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board has determined that independent board members Mr. Koskey and Mr. Florio both meet these requirements.

Committees of the Board of Directors

         The  Board  of  Directors  of  ABMC  has   established   the  following
committees:

Nominating

         The Nominating Committee currently consists of three members, all of whom the Board has determined are independent as defined by NASD listing requirements and SEC rules and regulations. Members of the Nominating Committee are Carl A. Florio, Daniel W. Kollin, and Anthony G. Costantino. Mr. Florio serves as the Chairman of this Committee. The nominating committee is governed by a charter it has adopted. The charter was filed as Exhibit B to the Company's Proxy Statement filed on May 12, 2004 with the Securities and Exchange
Commission. The purpose of the Nominating Committee is to review, and make recommendations related to, qualified candidates for election to the Board of Directors. Nominations may be made by any member of the Board of Directors, or by any shareholder entitled to vote for the election of directors. Nominations made by shareholders for the next Annual Meeting must be made in writing and received by the Company by January 15, 2007, at the following address: Attention Corporate Secretary, American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York, 12106. The nominating committee will consider all candidates identified through the processes described above, whether identified by the committee or by a shareholder, and will evaluate each of them on the same basis. The Nominating Committee met one time in the fiscal year ended December 31, 2005 and the slate of Directors and their terms for this Proxy were determined.

Compensation and Option Committees

         The Compensation Committee makes recommendations to the Board of Directors relating to salaries, bonuses and other compensation and benefits of executive officers, reviews and advises management regarding benefits and other terms and conditions of compensation of management. The Company's Option Committee is a sub-committee of the Compensation Committee and administers the Company's stock option plans. The Compensation and Option Committees met formally twice, and met informally several times throughout the fiscal year ended December 31, 2005. All of the members attended 100% of the formal meetings held by the Compensation and Option Committees.

         As of the date of this report, the Compensation and Option Committees were comprised of board members Daniel W. Kollin, Richard P. Koskey and Carl A. Florio, all of whom the Board has determined are independent, as defined by NASD listing rules and SEC rules and regulations. Mr. Kollin serves as the Chairman of this Committee.

                         Compensation Committee's Report

         The compensation of the Company's executive officers and key managers ("executives") is reviewed and approved annually by the Board of Directors. In addition to reviewing and approving executives' salaries and bonus arrangements, the Compensation Committee establishes policies and guidelines for other benefits.

Compensation Policies and Procedures Applicable to Executives for the fiscal year ended December 31, 2005

         General.  Compensation  of the  Company's  executives  is  intended  to attract, retain and reward persons who are essential to the corporate enterprise. The fundamental policy of the Company's executive compensation program is to offer competitive compensation to executives that appropriately rewards the individual executive's contribution to corporate performance. The Compensation Committee utilizes subjective criteria for evaluation of individual performance and relies substantially on the executives in doing so. The Committee focuses on two primary components of the Company's executive compensation program, each of which is intended to reflect individual and corporate performance: base salary compensation and bonus program based upon profitability and the market value of the Company's securities.

         Cash Compensation. Executives' base salaries are determined primarily by reference to compensation packages for similarly situated executives of companies of similar size or in comparable lines of business with which the Company expects to compete for executive talent and with reference to the revenues, gross profits and other financial criteria of the Company. The Committee also assesses subjective qualitative factors to discern a particular executive's relative value to the corporate enterprise in establishing base salaries. During the fiscal year ended December 31, 2005, the salary of both the Chief Executive Officer and the Chief Financial Officer were established in their employment agreements.

         Bonus Programs. The Company is currently evaluating bonus programs to compensate its executive officers, senior management and mid-level managers. Such a bonus program will be based upon the Company's sales and profitability and the market value of the Company's securities. In the past, the Company has utilized stock options as a form of long-term incentive compensation, however going forward the Company does not plan to widely issue stock options to its employees, officers or directors, rather the issuance of stock options will be reserved for unique circumstances.

         Compensation of the CEO. In reviewing and approving Mr. Cipkowski's compensation for the fiscal year ended December 31, 2005, the Board of Directors considered the same criteria detailed herein with respect to executives in general. Mr. Cipkowski's base annual salary was below the midpoint of base compensation for CEOs of comparable companies. Mr. Cipkowski's annual salary throughout the fiscal year ended December 31, 2005 was $180,000. Mr. Cipkowski entered into an employment agreement with the Company on December 29, 2005. The employment agreement automatically renews unless 60 days advance written notice is given by either side and provides for an annual base salary of $198,000 beginning January 1, 2006, a car allowance, health benefits and participation in a management bonus program, if such a program is adopted. No stock options were issued to Mr. Cipkowski in the fiscal year ended December 31, 2005.

          Other Executive Management Compensation. Keith E. Palmer, the Company's Chief Financial Officer and Executive Vice President of Finance received a base annual salary of $130,000 throughout the fiscal year ended December 31, 2005. Mr. Palmer entered into an employment agreement with the Company on December 28, 2005. The employment agreement automatically renews unless 60 days advance written notice is given by either side and provides for an annual base salary of $143,000 beginning January 1, 2006, a car allowance, health benefits and participation in a management bonus program, if such a program is adopted. Mr. Palmer received a stock option grant covering 50,000 common shares on March 16, 2005. This option vested 100% on December 14, 2005. Martin R. Gould, the Company's Chief Science Officer and Executive Vice President of Technology is currently an at-will employee and receives an annual salary of $130,000. Mr. Gould received a stock option grant covering 20,000 common shares on June 7, 2005. This option vested 100% on December 14, 2005.

                                                     The Compensation Committee

                                                     Daniel W. Kollin, Chairman
                                                     Richard P. Koskey
                                                     Carl A. Florio

Audit Committee

         This Committee makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent auditors, reviews significant audit and accounting policies and practices, meets with the Company's independent public accountants concerning, among other things, the scope of audits and reports, and reviews the performance of the overall accounting and financial controls of the Company. The Audit Committee formally met six times and informally met several times in the fiscal year ended December 31, 2005. The Audit Committee charter requires four Audit Committee meeting per fiscal year. Members Koskey and Florio attended 100% of the meeting while member Costantino attended 66% of the meetings.

         As of the date of this report, the Audit Committee is comprised of three members, all of whom the Board has determined are independent directors, (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards, as applicable and as may be modified or supplemented), as required by Rule 4350(d)(2) of the NASD listing standards. Members of the Audit Committee are Richard P. Koskey, Carl A. Florio and Anthony G. Costantino. Mr. Koskey serves as the Chairman of this Committee. The Board of Directors has adopted an Audit Committee charter, which was previously filed as an Exhibit to the Company's Proxy Statement filed on August 27, 2001 with the Securities and Exchange Commission. The Audit Committee Charter was amended in April 2004 and the revised charter was filed as Exhibit A to the Company's Proxy Statement filed on May 12, 2004 with the Securities and Exchange Commission.

                             Audit Committee Report

         The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent public accountants are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles upon completion of their audit.

         In this context, the Audit Committee reviewed and discussed with management and the independent public accountants, the audited financial statements for the fiscal year ended December 31, 2005 (the "Audited Financial Statements"). The Audit Committee has discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU ss. 380) as may be modified or supplemented. In addition, the Audit Committee has received the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No.1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committees), as may be modified and supplemented, and has discussed with the independent public accountants their independence from the Company and its management.

         Based on reviews and discussions with the independent public accountants, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

         The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Committee serves a board-level oversight role where it receives information from, consults with and provides its views and directions to, management and the independent public accountants on the basis of the information it receives and the experience of its members in business, financial and accounting matters.

                                                     The Audit Committee

                                                     Richard P. Koskey, Chairman
                                                     Carl A. Florio
                                                     Anthony G. Costantino

Communications with Directors and Committees and Attendance at Annual Meetings

         Shareholders may communicate with members of the Company's Board of Directors and its Committees by writing to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attn: Corporate Secretary. The Corporate Secretary will disseminate the communication(s) to the appropriate individual(s).

         Directors are expected to prepare themselves for and attend all meetings of the Board of Directors, the Annual Meeting of Shareholders and the meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All of the members of our Board of Directors attended the 2005 Annual Meeting of Shareholders.

Additional Executive Officers and Senior Management

         In addition to Mr. Cipkowski, our Chief Executive Officer, and Mr. Jaskiewicz, our President, both referenced earlier in this statement, the following table sets forth the names, ages, positions/offices held, the term of the positions/offices held of additional executive officers and senior management.

Martin R. Gould             54   CSO, Exec Vice Pres., Technology           1998
Keith E. Palmer             45   CFO, Exec. Vice Pres. Finance, Treasurer   2000
Todd Bailey                 35   Vice President, Sales & Marketing          2001
Dr. Henry J. Wells, Ph.D.  (75)  Vice President, Product Development        1998

Martin R. Gould joined us in 1998. He was appointed our Executive Vice President, Technology in 2003 and currently also services as our Chief Science Officer. Prior to becoming our CSO, he was our Vice President of Technology. Mr. Gould is a biomedical scientist with more than 30 years of experience in the diagnostic and chemical fields. He has an extensive background in research and development, manufacturing, quality control/assurance, as well as business development and sales and marketing. Mr. Gould served as Vice President and General Manager of Neogen Corp. (NASDAQ:NEOG) until 1997. Mr. Gould received a Masters in Biomedical Science and Biomedical Engineering from Drexel University in 1982, and a BS degree from Delaware Valley College in 1973.

Keith E. Palmer joined us in October 2000 as our Vice President, Finance, Chief Financial Officer and Treasurer and served as a member of our Board of Directors from October 2003 until June 2004. He is a Certified Public Accountant with over 20 years experience in accounting, finance, strategic planning, and merger and acquisitions. From 1998 until joining us, Mr. Palmer was Director of Finance and Controller of Matthew Bender, a division of Lexis Publishing, a legal publisher. At Matthew Bender he was responsible for management of financial reporting and analysis, accounting and control, strategic planning and numerous Finance and Operational integration efforts. Mr. Palmer received his MBA in Finance from Sage Colleges in 1995 and his BBA in Accounting from Siena College in 1983.

Todd Bailey joined us in April 2001 as a Director of Business Development and subsequently was promoted to Director of National Accounts. In September 2003, he was appointed Vice President of Sales & Marketing. Prior to joining us, Mr. Bailey was Substance Abuse Account Manager for Roche Diagnostics Corporation where he was responsible for territory sales of point-of-collection tests for drugs of abuse to Fortune 500 manufacturers and state agencies. Mr. Bailey received a B.S. in communications from St. Cloud University in 1994.

Henry J. Wells, Ph.D. joined us as a contract chemist in 1995. In 1998 he became a full-time employee as our Vice President of Product Development. From 1990 to 1998, Dr. Wells worked as a contract chemist with the title of Vice President Science and Technology for New Horizons Diagnostics, Inc. where he adapted immuno-chemical technologies for detection of infectious diseases. Dr. Wells earned his Ph.D. in Biochemistry from the University of Pittsburgh in 1966, his M.A. from University of Pennsylvania in 1972 (honorary) and his B.S. in Chemistry from the University of Pittsburgh in 1958.

Executive Compensation

         The following table sets forth for fiscal years ended December 31, 2005, December 31, 2004, and December 31, 2003, the compensation paid by the Company to its Chief Executive Officer(s) and any other executive officers who earned in excess of $100,000 (the "Named Officers") based on salary and bonus.

                           Summary Compensation Table

                                                                                                   Long Term
                                                                                                  Compensation
                                                   Annual Compensation                               Awards
                                                   -------------------                         ---------------------

        Name and                                                               Other Annual    Securities Underlying
   Principal Position             Year          Salary ($)      Bonus ($)    Compensation ($)     Options/SARs (#)
   ------------------             ----          ----------      ---------    ----------------  ---------------------
Stan Cipkowski(1)               12/31/05        $180,000        $     0        $     8,400(2)              0
Chief Executive Officer         12/31/04        $180,000        $     0        $         0           338,500(3)
                                12/31/03        $186,923(4)     $     0        $         0                 0

Keith E. Palmer                 12/31/05        $130,000        $     0        $     8,200(2)         50,000
Chief Financial Officer         12/31/04        $130,000        $     0        $         0                 0
Executive Vice                  12/31/03        $135,000(5)     $10,000        $         0            50,000
President Finance

Martin R. Gould                 12/31/05        $130,000                       $     6,300(2)         20,000(6)
Chief Science Officer           12/31/04        $129,385(7)     $     0        $         0            10,000(8)
Executive Vice President        12/31/03        $109,154(9)     $     0        $         0           150,000
Technology

Douglas Casterlin(10)           12/31/04        $146,326(11)    $     0        $         0                 0
Executive Vice-President        12/31/03        $145,384(12)    $10,000        $         0                 0
Operations

Donal V. Carroll(13)            12/31/04        $      0        $     0        $     1,500(14)             0
Chief Executive Officer         12/31/03        $      0(15)    $     0        $     3,000(14)       329,000(16)

Gerald A. Moore(17)             12/31/03        $170,000(18)    $10,000        $     7,500(2)         75,000(19)
Chief Executive Officer

(1) Mr. Cipkowski was appointed Chief Executive Office in September 2004 at an annual salary of $180,000. Previously he served as an Executive Vice President of the Company until July 2003. From July 2003 until September 2004, he was an employee of the Company.
(2)  Car Allowance.
(3) Mr. Cipkowski's option grant representing 338,500 common shares issued to him on June 29, 1999 at an exercise price of $2.50 naturally expired on June 29, 2004. Mr. Cipkowski was issued a new grant representing 338,500 common shares on June 30, 2004. This option vested 100% on June 30, 2005.
(4) Mr. Cipkowski's actual annual salary was $180,000. The additional amount in this figure is due to timing of pay period within the year.
(5) Mr. Palmer's actual annual salary is $130,000. The additional amount in this figure is due to timing of pay periods within the year.
(6) Mr. Gould's option grant representing 20,000 common shares issued to him on June 6, 2000 at an exercise price of $1.37 naturally expired on June 6, 2005. Mr. Gould was issued a new grant representing 20,000 common shares on June 7, 2005. This option vested 100% on December 14, 2005.
(7) Mr. Gould's annual salary was increased effective January 1, 2004 from $114,000 to $130,000.
(8) Mr Gould's option grant representing 10,000 common shares issued to him on May 12, 1999 at an exercise price of $2.50 naturally expired on May 12, 2004. Mr. Gould was issued a new grant representing 10,000 common shares on June 8, 2004. This option vested 100% on May 13, 2005.
(9) Mr. Gould's actual annual salary through August 2003 was $102,000. It was increased in September 2003 to $114,000.
(10) Mr. Casterlin resigned as the Company's Executive Vice President in January 2004 at an annual salary of $140,000. No amounts were paid, and no securities were issued to Mr. Casterlin in 2005 and no information is required.
(11) Mr. Casterlin was to be paid severance through March 31, 2005, however Mr. Casterlin elected to be paid in a lump sum payout of $127,000, paid in three monthly installments in 2004.
(12) Mr. Casterlin's actual annual salary in 2003 was $140,000. The additional amount in this figure is due to timing of pay periods within the year
(13) Mr. Carroll was appointed CEO in October 2003 and subsequently removed from the position of CEO in January 2004. He remained a member of our Board of Directors until June 2004. No amounts were paid, and no securities were issued to Mr. Carroll in 2005 and therefore no information is required.
(14) This amount was for Mr. Carroll's attendance at meetings of the Company's Board of Directors.
(15) The Company had previously reported the amount of $32,000 as Mr. Carroll's compensation in the fiscal year ending December 31, 2003, and that the Company has not paid this amount to Mr. Carroll but accrued the amount on the Company's books. This accrual was reversed in June 2004.
(16) 300,000 of these options were subsequently cancelled by the Company upon Mr. Carroll's removal from the office of Chief Executive Officer.
(17) Mr. Moore resigned as the Company's Chairman, President and CEO in September 2003 and was paid for his services through August 2003. No amounts were paid, and no securities were issued to Mr. Moore in 2005 therefore no information is required.
(18) Mr. Moore's actual annual salary in 2003 was $180,000. Mr. Moore was paid through August 2003. This amount also includes $50,000 that was paid to Mr. Moore in 2003 for a portion of his 2002 salary that was deferred.
(19) These option grants were subsequently cancelled by the company in September 2003.

Option Grants in Fiscal Year Ended December 31, 2005

         The following table sets forth information concerning the grant of stock options to the named executive officers during the fiscal year ended December 31, 2005:

                                Individual Grants

                             Number of     % of Total
                              Shares         Options
                            Underlying     Granted to     Exercise
                              Options     Employees in    Price Per   Expiration
     Name                     Granted        Year(1)        Share        Date
     ----                   ----------    ------------    ---------   ----------
Stan Cipkowski                     0             0%            --            --
Douglas Casterlin(2)               0             0%            --            --
Keith E. Palmer(3)            50,000          26.4%         $0.94       3/16/15
Donal V. Carroll(4)                0             0%            --            --
Martin R. Gould(5)            20,000          10.6%         $0.85       6/07/15

(1) The Company granted 189,500 options representing common shares to employees in the fiscal year ended December 31, 2005.
(2)   Mr. Casterlin resigned at Executive Vice President on January 30, 2004.
(3)   Option vested 100% on December 14, 2005.
(4)   Mr. Carroll was removed as Chief Executive Office on January 21, 2004.
(5) Mr Gould's option grant representing 20,000 common shares issued to him on June 6, 2000 at an exercise price of $1.37expired on June 6, 2005. Mr. Gould was issued a new grant representing 20,000 common shares on June 7, 2005. This option vested 100% on December 14, 2005.

Aggregated Option Exercise in the Fiscal Year Ended December 31, 2005 and Fiscal Year-End Option Values

         The following table sets forth information concerning the exercise of stock options during the fiscal year ended December 31, 2005 by the named executive officers, and their options outstanding at fiscal year end.

   Aggregate Option/SAR Exercises in Fiscal Year and TP-End Option/SAR Values

                                                    Number of Securities Underlying     Value of Unexercised
                                                       Unexercised Options/SARs at     In-the Money Options/SARs
                                                                FY-End (#)                 at FY-End ($)(1)
                          Shares                    -------------------------------    -------------------------
                        Acquired on       Value
      Name              Exercise (#)  Realized ($)   Exercisable     Unexercisable     Exercisable  Unexercisable
      ----              ------------  ------------   -----------     -------------     -----------  -------------
Stan Cipkowski               0             $ 0          838,500             0           $  72,695      $        0
Douglas Casterlin(2)         0             $ 0          300,000             0           $  10,500      $        0
Keith E. Palmer              0             $ 0          200,000             0           $  37,000      $        0
Donal V. Carroll(3)          0             $ 0           29,000             0           $   3,480      $        0
Martin R. Gould              0             $ 0          360,000             0           $  40,600      $        0

(1) Value of Unexercised In-The-Money Options at Fiscal Year End is calculated by using the high sale price of the common shares on December 30, 2005 which was $1.15, less the exercise price of the in-the-money exercisable options which is then multiplied by the number of common shares covered under the option(s).
(2) Mr. Casterlin resigned as Executive Vice President on January 30, 2004
(3) Mr. Carroll was removed from the office of CEO on January 21, 2004.

Certain Relationships and Related Transactions

         During the fiscal years ended December 31, 2005 and December 31, 2004, the Company paid an aggregate of $125,000 and $113,000 respectively, to Edmund Jaskiewicz, the Company's President and Chairman of the Board of Directors, in consideration of his services as patent and trademark counsel to the Company, services as a member of its Board of Directors, and reimbursed expenses related to same.

         During the fiscal year ended December 31, 2005, the Company paid an aggregate of $151,000 to one of our vendors for products and services. This amount was related to the vendor's assembly of our products. The spouse of our Chief Scientific Officer, Martin Gould, owns 50% of this vendor, which is a private company. The amounts paid to the vendor in fiscal year ended December 31, 2004 were not material, as the vendor did not provide us with the assembly services noted above in 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the 1934 Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company as of the date of this report, all executive officers, directors and greater than ten percent beneficial holders have complied with all Section 16(a) requirements.

                                 Proposal No. 2
  Directors' Proposal to Amend and Restate the Company's Bylaws to Classify the
                               Board of Directors

         Article III, Section 2 of our current Amended and Restated Bylaws (attached as Appendix A to this Proxy Statement) provides for the annual election of all directors at annual meetings of shareholders. Any director may tender their resignation at any time or be removed from their seat by a majority vote of the shareholders. Any director who is elected in the interim to fill a vacancy or a newly created directorship, shall hold office until the next annual meeting of shareholders and until his successor has been elected and qualified.

         The Board of Directors believes that the current bylaws of the Company should be amended to allow for a classified or staggered board and they have therefore unanimously adopted resolutions, subject to shareholder approval, approving and declaring the advisability of an amendment to Article III, Section 2 of our Amended and Restated Bylaws to classify the Board of Directors.

         Classified or staggered boards have been widely adopted and have a long history in corporate law. Proponents of classified boards assert they promote the independence of directors because directors elected for multi-year terms are less subject to outside influence. Proponents of a staggered system for the election of directors also believe it provides continuity and stability in the management of the business and affairs of a company because a majority of directors always have prior experience as directors of the company. This continuity and long-term focus is particularly important to immunoassay device manufacturing organizations, such as ours, where product and technology development can be complex and long-term. Proponents further assert that classified boards may enhance shareholder value by forcing an entity seeking control of a target company to initiate arms-length discussions with the board of a target company because the entity is unable to replace the entire board in a single election.

         On the other hand, some investors view classified boards as having the effect of reducing the accountability of directors to shareholders because classified boards limit the ability of shareholders to evaluate and elect all directors on an annual basis. The election of directors is a primary means for shareholders to influence corporate governance policies and to hold management accountable for implementing those policies. In addition, opponents of classified boards assert that a staggered structure for the election of directors may discourage proxy contests in which shareholders have an opportunity to vote for a competing slate of nominees and therefore may erode shareowner value.

         Proposal No. 2 is not in response to any threatened tender offer, election contest or similar matter. The Board of Directors has considered carefully the advantages and disadvantages of implementing a classified board structure, and has concluded that it would be in the best interests of the company and its shareholders to implement the classified board. If Proposal No. 2 is approved by the majority vote of the shareholders, Article III, Section 2 of our Amended and Restated Bylaws will be revised. The new form of our Amended and Restated Bylaws is attached as Appendix B to this Proxy Statement.

================================================================================
    The Board of Directors unanimously recommends a vote "FOR" Proposal No. 2
================================================================================

Independent Public Accountants

         The Company selected UHY LLP ("UHY") to be its independent public accountants for the fiscal year ending December 31, 2005 and has selected UHY LLP to continue to be its independent public accountants for the fiscal year ending December 31, 2006. Representatives of UHY LLP are expected to attend the Annual Meeting and will have an opportunity to make a statement and/or to respond to appropriate questions from shareholders.

         On August 3, 2004, PricewaterhouseCoopers LLP ("PwC") notified the Company that it would resign as the Company's independent registered public accounting firm upon completion of the review procedures regarding the interim financial statements of the Company as of June 30, 2004 and for the three- and six-month periods ended June 30, 2004. PwC completed its review procedures on August 10, 2004 and thereafter ceased its relationship as the independent registered public accounting firm for the Company.

         The reports of PwC on the Company's financial statements as of and for the years ended December 31, 2003 and 2002 contained no adverse opinion or disclaimer of opinion and were not modified or qualified as to uncertainty, audit scope, or accounting principle, except that their report for the year ended December 31, 2002 contained explanatory language regarding substantial doubt about the Company's ability to continue as a going concern. A decision to dismiss PwC was not recommended or approved by the audit committee or other committee of the board of directors or the board of directors of the Registrant because PwC resigned.

         During the years ended December 31, 2003 and 2002 and through August 10, 2004, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.

         The Company filed a current report on Form 8-K regarding this matter on August 10, 2004, that was subsequently amended, and it is incorporated herein by reference.

         On October 14, 2004 the Company engaged UHY to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2004. UHY's engagement as the Company's new independent public accountants was effective for the fiscal quarter ending September 30, 2004. The Company's engagement of UHY was approved by its Audit Committee. The Company filed a current report on Form 8-K regarding this matter on October 18, 2004, and it is incorporated herein by reference.

Audit fees

         The aggregate fees billed by UHY to the Company for the fiscal years ended December 31, 2005 and December 31, 2004, for the audit of financial statements and review of financial statements included in the Company's Form 10-QSB, or services that were normally provided by UHY in connection with statutory or regulatory filings or engagements were $87,028 and $72,197, respectively.

         No fees were billed by PwC in the fiscal year ended December 31, 2005 for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-QSB, or services that would normally be provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements as PwC was no longer the Company's independent registered public accounting firm. The aggregate fees billed by PwC to the Company in the fiscal year ended December 31, 2004 for professional services rendered for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-QSB, or services that were normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements for these fiscal years, were $151,500

Audit Related Fees

         There were no Audit Related Fees billed by UHY to the Company in the fiscal years ended December 31, 2005 and December 31, 2004.

         There were no Audit Related Fees billed by PwC to the Company in the fiscal years ended December 31, 2005 or December 31, 2004.

Tax Fees

         There were no fees billed by UHY to the Company in the fiscal years ended December 31, 2005 or December 31, 2004 for professional services related to tax compliance, tax advice, and tax planning.

         The aggregate fees bill by PwC to the Company in the fiscal years ended December 31, 2005 and December 31, 2004 for professional services related to tax compliance, tax advice and tax planning were $0 and $19,985, respectively. These fees in fiscal year ended December 31, 2004 were for services related to the preparation and filing of the Company's tax returns.

All Other Fees

         There were no Other Fees billed by UHY in the fiscal year ended December 31, 2005 or December 31, 2004.

         There were no Other Fees billed by PwC in the fiscal years ended December 31, 2005 and December 31, 2004.

         There were no other fees billed by UHY and/or PwC for services rendered to the Company other than the services described herein and the Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of our public accountants. Pursuant to Rule 2-01(c)(i), prior to the engagement of an independent public accountant by the Company to render audit or non-audit services, the Company's Audit Committee approves the engagement. All of such services performed by UHY and PwC were so approved.

Performance Graph

         The following graph compares the cumulative total return for the periods indicated for each of (a) the Company's common shares, (b) the Standard & Poors 500 Stock Index (the "S&P 500") and (c) the NASDAQ Medical Device Index.

                               Performance Graph


      [THE FOLLOWING WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL]
                              [LINE CHART OMITTED]

                             12/31/01  12/31/02  12/31/03 12/31/2004  12/30/2005
                             --------  --------  -------- ----------  ----------
S & P 500                    $ 100.00  $  76.63  $  96.85  $ 105.56   $  108.73
Nasdaq Medical Device Index  $ 100.00  $  80.89  $ 119.67  $ 140.20   $  153.93
American Bio Medica          $ 100.00  $ 140.23  $ 173.56  $ 124.14   $  127.59
Corporation

Other Matters

         The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies confer upon the person or persons entitled to vote the shares represented by such proxies the authority to vote the proxies in their discretion.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                               /s/ Melissa A. Decker
                                              --------------------------------
                                              Melissa A. Decker
                                              Corporate Secretary
May 9, 2006

                                                                      APPENDIX A

                          AMENDED AND RESTATED BY-LAWS
                                       of
                         AMERICAN BIO MEDICA CORPORATION

                                   ARTICLE I.

                                 THE CORPORATION

         Section 1. Name. The legal name of this corporation (hereinafter called the "Corporation") is AMERICAN BIO MEDICA CORPORATION.

         Section 2. Offices. The Corporation shall have its principal office in the State of New York. The Corporation may also have offices at such other places within and without the United States as the Board of Directors may from time to time appoint or the business of the Corporation may require.

         Section 3. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, New York". One or more duplicate dies for impressing such seal may be kept and used.

                                   ARTICLE II.

                            MEETINGS OF SHAREHOLDERS

         Section 1. Place of Meetings. All meetings of the shareholders shall be held at the principal office of the Corporation in the State of New York or at such place, within or without the State of New York, as may be determined by the Board of Directors and as may be designated in the notice of that meeting.

         Section 2. Annual Meeting. The annual meeting of the shareholders of the Corporation for the election of directors and the transaction of such other business as may properly come before the meeting shall be held in June of each year, or at such other time as is fixed in the notice of the meeting. If for any reason any annual meeting shall not be held at the time herein specified, the same may be held at any time thereafter upon notice, as herein provided, or the business thereof may be transacted at any special meeting called for the purpose.

         Section 3. Special Meetings. Special meetings of the shareholders may be called by the President whenever he deems it necessary or advisable. A special meeting of the shareholders shall be called by the President whenever so directed in writing by a majority of the entire Board of Directors or whenever the holder of one-third (1/3) of the number of shares of the capital stock of the Corporation entitled to vote at such meeting shall, in writing request the same.

         Section 4. Notice of Meetings; Waiver. Notice of the date, time and place of the annual and of each special meeting of the shareholders shall be given to each shareholder entitled to vote in person, electronically, by mail, or by prepaid telegram. This notice shall be given not less than ten (10) and not more than sixty (60) days before the date of each meeting. If mailed or telegraphed, it should be directed to shareholder at the address last shown on the books of the Corporation. No publication of the notice of meeting shall be required. A shareholder may waive the notice of meeting by attendance, either in person or by proxy, at the meeting, by electronic transmission, or by so stating in writing, either before or after the meeting. Attendance at a meeting for the express purpose of objecting that the meeting was not lawfully called or convened shall not, however, constitute a waiver of notice. Except where otherwise required by law, notice need not be given of any adjourned meeting of the shareholders. Notice of the annual meeting and each special meeting of the shareholders shall indicate that it is being issued by or at the direction of the person or persons calling the meeting, and shall state the name and capacity of each such person. Notice of each special meeting shall also state the purpose or purposes for which it has been called. Neither the business to be transacted at nor the purpose of the annual or any special meeting of the shareholders need be specified in any written waiver of notice.

         Section 5. Record Date for Shareholders. For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty
(60) days nor less than ten (10) days before the date of such meeting, nor more then sixty (60) days prior to any other action. If no record date is fixed: (1) the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held; (2) the record date for determining shareholders for any purpose other than that specified in subparagraph (1) shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto. A determination of shareholders of record entitled to notice of or to vote at any meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 6. Proxy Representation. Every shareholder entitled to vote may authorize another person or persons to act for him by proxy in all matters in which a shareholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy shall be voted or acted upon not later than eleven months from its date unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided in Section 609 of the New York Business Corporation Law or similar law.

         Section 7. Presiding Officer.

            (a) Meetings of the shareholders shall be presided over by the Chairman of the Board of Directors, or, if he or she is not present, by the Chief Executive Officer, or if he or she is not present, by the President, or if he or she is not present, by a Vice-President, or if neither the Chairman of the Board of Directors nor the Chief Executive Officer nor the President nor a Vice-President is present, by a chairman to be chosen by a majority of the shareholders entitled to vote at the meeting who are present in person or by proxy. The Secretary of the Corporation, or, in her or his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, the Chairman of the Board of Directors shall choose any person present to act as secretary of the meeting.
            (b) The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations of the time allotted to questions, or comments on the affairs of the corporation taken up by any one shareholder, restriction or entry to such meeting after the time prescribed for the commencement thereof and the openings and closing of the voting pools.

         Section 8. Voting at Shareholder's Meetings. Each share of stock shall entitle the holder thereof to one vote in person or by proxy for each share of stock having voting rights registered in his or her name on the books of the Corporation. A shareholder may vote his or her shares through a proxy appointed by a written instrument signed by the shareholder or by a duly authorized attorney-in-fact and delivered to the secretary of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution unless a longer period is expressly provided. In the election of directors, a plurality of the votes cast shall elect. Any other action shall be authorized by a majority of the votes cast except where the New York Business Corporation Law prescribes a different percentage of votes or a different exercise of voting power. In the election of directors, and for any other action, voting need not be by ballot.

         Section 9. Quorum and Adjournment. Except for a special election of directors pursuant to Section 603 of the New York Business Corporation Law, the presence, in person or by proxy, of the holders of a majority of the shares of the stock of the Corporation outstanding and entitled to vote thereat shall be requisite and shall constitute a quorum at any meeting of the shareholders. When a quorum is once present to organize a meeting, it shall not be broken by the subsequent withdrawal of any shareholders. If at any meeting of shareholders there shall be less than a quorum so present, the shareholders present in person or by proxy and entitled to vote thereat, may adjourn the meeting from time to time until a quorum shall be present, but no business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted had the meeting not adjourned.

         Section 10. List of Shareholders.

            (a) A complete list of the shareholders of the Corporation entitled to vote at the ensuing meeting shall be prepared by the Secretary, or other officer of the Corporation having charge of the Stock Transfer Books. This list shall be certified by the officer of the Corporation responsible for its preparation or by a transfer agent. This list shall be available at the meeting and shall be open to inspection by any shareholder at any time during the meeting.
            (b) The original Stocks Transfer Books shall be prima facie evidence as to who are the shareholders entitled to examine the list or to vote at any meeting of the shareholders.
            (c) Failure to comply with the requirements of this section shall not affect the validity of any action taken at any meetings of the shareholders.

         Section 11. Inspectors of Election. The Board of Directors, in advance of any meeting shall appoint one or more inspectors of election to act at the meeting or any adjournment thereof. Inspectors may, but need not, be officers or employees of the Corporation. If an inspector or inspectors are not appointed, the person presiding at the meeting may, and at the request of any shareholder entitled to vote thereat shall, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting or any shareholder entitled to vote thereat, the inspector or inspectors shall make a report in writing of any challenge, questions or matter determined by him or them and execute a certificate of any fact found by him or them. Any report or certificate made by the inspector or inspectors shall be prima facie evidence of the facts stated and of the vote as certified by them.

         Section 12. Action of the Shareholders Without Meetings. Any action which may be taken at any annual or special meeting of the shareholders may be taken without a meeting or written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon. Written consent thus given by the holders of all outstanding shares entitled to vote shall have the same effect as a unanimous vote of the shareholders.

                                   ARTICLE III

                                    DIRECTORS

         Section 1. Number of Directors. The number of directors shall be at least three (3). The number of directors may be fixed from time to time by action of a majority of the entire Board of Directors or of the shareholders at an annual or special meeting, or, if the number of directors is not so fixed, the number shall be three or shall be equal to the number of shareholders, whichever is less. No decrease in the number of directors shall shorten the term of any incumbent director.

         Section 2. Election and Term. The initial Board of Directors shall be elected by the incorporator and each initial director so elected shall hold office until the first annual meeting of shareholders and his successor has been elected and qualified. Thereafter, each director who is elected at an annual meeting of shareholders, and each director who is elected in the interim to fill a vacancy or a newly created directorship, shall hold office until the next annual meeting of shareholders and until his successor has been elected and qualified.

         Section 3. Filling Vacancies, Resignation, and Removal. Any director may tender his resignation at any time. Any director or the entire Board of Directors may be removed, with or without cause, by vote of the shareholders. In the interim between annual meetings of shareholders or special meetings of shareholders called for the election of directors or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the resignation or removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

         Section 4. Qualifications and Powers. Each director shall be at least eighteen years of age. A director need not be a shareholder, a citizen of the United States or a resident of the State of New York. The business of the Corporation shall be managed by the Board of Directors, subject to the provisions of the Certificate of Incorporation. In addition to the powers and authorities by these By-laws expressly conferred upon it, the Board may exercise all such powers of the Corporations and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-laws directed or required to be exercised or done exclusively by the shareholders.

         Section 5. Meetings. Meetings of the Board of Directors may be held either within or without the State of New York. Meetings of the Board of Directors shall be held at those times and places as are fixed from time to time by resolution of the Board of Directors. Special meetings may be held at any time upon call of the Chairman of the Board, the Chief Executive Officer, the President, a Vice-President, or a majority of directors, upon written, notice deposited in the U.S. mail or sent via facsimile. A meeting of the Board of Directors may be held without notice immediately following the annual meeting of the shareholders. Notice need not be given of regular meetings of the Board of Directors if the times and places are fixed by resolution of the Board of Directors, nor need notice be given of adjourned meetings. Regular meetings may be held at any time without notice if all the directors are present or if, before the meeting, those not present waive such notice in writing. Notice of a meeting of the Board of Directors need not state the purpose of, nor the business to be transacted at, any meeting.

         Section 6. Quorum of Directors and Action by the Board. A majority of the entire Board of Directors shall constitute a quorum except that when the entire Board consists of one director, then one director shall constitute a quorum, and except that when a vacancy or vacancies prevents such majority, a majority of the directors in office shall constitute a quorum, provided that such majority shall constitute at least one-third of the entire Board. A majority of the directors present, whether or not they constitute a quorum, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the New York Business Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board.

         Section 7. Telephonic Meetings. Any member or members of the Board of Directors, or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time, and participation in a meeting by such means shall constitute presence in person at such meeting.

         Section 8. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes or proceedings of the Board or committee.

         Section 9. Compensation of Directors. By resolution of the Board of Directors, the directors may be paid their expenses, if any, for attendance at each regular or special meeting of the Board or of any committee designated by the Board and may be paid a fixed sum for attendance at such meeting, or a stated salary as director, or both. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor; provided however that directors who are also salaried officers shall not receive fees or salaries as directors.

         Section 10. Indemnification

            (a) Any person who was, is, or is threatened to be made a party to any action or proceeding, whether civil or criminal (including an action by or in the right of this Corporation or any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which any director or officer of this Corporation served in any capacity at the request of this Corporation), by reason of the fact that he, his testator or intestate, is or was a director or officer of this Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, shall be indemnified by this
                  Corporation against all judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense or appeal of any such action or proceeding, and against any other amounts, expenses and fees similarly incurred; provided that no indemnification shall be made to or on behalf of any director or officer where indemnification is prohibited by applicable law. This right of indemnification shall include the right of a director or officer to receive payment from this Corporation for expenses incurred in defending or appealing any such action or proceeding in advance of its final disposition; provided that the payment of expenses in advance of the final disposition of an action or proceeding shall be made only upon delivery to this Corporation of an undertaking by or on behalf of the director or officer to repay all amounts so advanced if it should be determined ultimately that the director or officer is not entitled to be indemnified. The preceding right of indemnification shall be a contract right enforceable by the director or officer with respect to any claim, cause of action, action or proceeding accruing or arising while this by-law shall be in effect.

            (b) Any indemnification provided for by this Section shall be authorized in any manner provided by applicable law or, in the absence of such law:

                  (i)   by  the  Board  of  Directors  acting  by  a  quorum  of
                        Directors   who  are  not  parties  to  such  action  or
                        proceeding, upon a finding that there has been no judgment or other final adjudication adverse to the Director or officer which establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled, or

                  (ii)  if a quorum under clause (i) is not obtainable,

                        (1) by the Board upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because there has been no such judgment or other final adjudication adverse to the director or officer, or
                        (2) by the shareholders upon a finding that there has been no such judgment or other final adjudication adverse to the director or officer.

            (c) If a claim of indemnification is not paid in full by the Corporation within ninety days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to recover the expenses of prosecuting such claim.
            (d) The rights conferred on any person under this Section shall not be exclusive of any other right which may exist under any statute, provision of the Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors, or otherwise.
            (e) Subject to the laws of New York, the Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation against any expense, liability or loss of the general nature contemplated by this section, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the laws of New York.

            (f) It is the intent of the Corporation to indemnify its officers and directors to the fullest extent authorized by the laws of New York as they now exist or may hereafter be amended. If any portion of this Section shall for any reason be held invalid or unenforceable by judicial decision or legislative amendment, the valid and enforceable provisions of this Section will continue to be given effect and shall be construed so as to provide the broadest indemnification permitted by law.

                                   ARTICLE IV

                                   COMMITTEES

         Section 1. In General. The Board of Directors, by a resolution or resolutions adopted by a majority of the entire Board, may designate from among its members an executive committee and other committees each consisting of one or more directors. Each committee shall have all the authority of the Board of Directors, except for: (1) submission to shareholders of any action that needs shareholders' approval, (2) the filing of vacancies in the Board of Directors,
(3) the fixing of compensation of the directors for serving on the board or any committee, (4) the amendment or repeal of these By-Laws, or the adoption of new by-laws, and (5) the amendment or repeal of any resolution of the Board of Directors which by its terms shall not be amendable or repealable.

         Section 2. Executive Committee. Except as otherwise limited by the Board of Directors or by these By-laws, the Executive Committee, if so designated by the Board of Directors, shall have and may exercise, when the Board is not in session, all the powers of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it. The Board shall have the power at any time to change the membership of the Executive Committee, to fill vacancies in it, or to dissolve it. The Executive Committee may make rules for the conduct of its business and may appoint such assistance as it shall from time to time deem necessary. A majority of the members of the Executive Committee, if more than a single member, shall constitute a quorum.

                                    ARTICLE V

                                    OFFICERS

         Section 1. Number. The officers of the Corporation shall be a Chief Executive Officer, a President, one or more Vice-Presidents, a Treasurer, and a Secretary. In addition, there may be such subordinate officers as the Board of Directors may deem necessary. Any person may hold two or more offices.

         Section 2. Term of Office. The principal officers shall be chosen annually by the Board of Directors at the first meeting of the Board of Directors following the shareholders' annual meeting, or as soon as is conveniently possible. Subordinate officers may be elected from time to time. Each officer shall serve until his or her successor shall have been chosen and qualified.

         Section 3. Removal. Any officer may be removed from office with or without cause, at any time by the vote of the Board of Directors. Such removal shall not prejudice the contract rights, if any, of the person so removed.

         Section 4. Vacancies. Any vacancy in any office from any cause may be filled for the unexpired portion of the term by the Board of Directors.

         Section 5. Duties.

            (a) Chief Executive Officer. The Chief Executive Officer shall have general active management of the business of the corporation, and in the absence of the Chairman of the Board, shall preside at all meetings of the shareholders and the Board of Directors; and shall see that all orders and resolutions of the Board of Directors are carried into effect.
            (b) President. The President, in the absence of the Chairman of the Board, shall preside at all meetings of the shareholders and at all meeting of the Board of Directors. She or he shall have general supervision of the affairs of the Corporation, shall sign or countersign all certificates, contracts, or other instruments of the Corporation as authorized by the Board of Directors, shall make reports to the Board of Directors and shareholders, and shall perform any and all other duties as are incident to her or his office or are properly required of him or her by the Board of Directors.
            (c) Vice-President. The Vice-Presidents, in the order designated by the Board of Directors, shall exercise the functions of the President during the absence or disability of the President. Each Vice-President shall have any other duties as are assigned from time to time by the Board of Directors.
            (d) Secretary and Treasurer. The Secretary and the Treasurer shall perform those duties as are incident to their offices, or are properly required of them by the Board of Directors, or are assigned to them by the Certificate of Incorporation or these By-Laws.
            (e) Delegation. In case of the absence or disability of any officer of the Corporation and of or person authorized to act in his or her place during such period of absence or disability, the Board of Directors may from time to time delegate the powers and duties of such officer to any other officer or to any other director or to any other person whom it may select.

                                   ARTICLE VI

                             CERTIFICATES OF SHARES

         Section 1. Form. The interest of each shareholder of the Corporation shall be evidenced by certificates for shares of stock, certifying the number of shares represented thereby and in such form not inconsistent with the Certificate of Incorporation of the Corporation as the Board of Directors may from time to time prescribe. Such shares shall be approved by the Board of Directors, and shall be signed by the President or a Vice-President and by the Secretary or the Treasurer and shall bear the seal of the Corporation and shall not be valid unless signed and sealed. Certificates countersigned by a duly appointed transfer agent and/or registered by a duly appointed registrar shall be deemed to be so signed and sealed whether the signatures be manual or facsimile signatures and whether the seal be a facsimile seal or any other form of seal. All certificates shall be consecutively numbered and the name of the person owning the shares represented thereby, his residence, with the number of such shares and the date of issue, shall be entered on the Corporation's books. All certificates surrendered shall be cancelled and no new certificates issued until the former certificates for the same number of shares shall have been surrendered and cancelled, except as provided for herein.

         In case  any  officer  or  officers  who  shall  have  signed  or whose facsimile signature or signatures shall have been affixed to any such certificate or certificates, shall cease to be such officer or officers of the Corporation before such certificate or certificates shall have been delivered by the Corporation, may nevertheless be adopted by the Corporation, and may be issued and delivered as though the person or persons who signed such certificates, or whose facsimile signature or signatures shall have been affixed thereto, had not ceased to be such officer or officers of the Corporation.

         Any restriction on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

         Section 2. Subscription for Shares. Unless the subscription agreement provides otherwise, subscriptions for shares, whether made before or after the formation of the Corporation, shall be paid in full at such time, or in such installments and at such times, as shall be determined by the Board of Directors. All calls for payments on subscriptions shall be uniform as to all shares of the same class or of the same series.

         Section 3. Addresses of Shareholders. Every shareholder shall furnish the Corporation with an address to which notices of meetings and all other notices may be served upon or mailed to him, and in default thereof notices may be addressed to him at his last known post office address.

         Section 4. Stolen, Lost, Destroyed Certificates. No certificate for shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed, or stolen except on production of evidence, satisfactory to the Board of Directors, of that loss, destruction or theft, and, if the Board of Directors so requires, upon the furnishing of an indemnity bond in such amount (but not to exceed twice the value of the shares represented by the certificate) and with such terms and surety as the Board of Directors in its discretion may require.

         Section 5. Transfers of Shares. Upon compliance with all provisions restricting the transferability of shares, if any, transfer of stock shall be made only upon the books of the Corporation by the holder in person or by his attorney thereunto authorized by power of attorney duly filed with the Secretary of the Corporation or with a transfer agent or registrar, if any, upon the surrender and cancellation of the certificates or certificates for such shares properly endorsed and the payment of all taxes due thereon. The Board of Directors may appoint one or more suitable banks and/or trust companies as transfer agents and/or registrars of transfers, for facilitating transfers of any class or series of stock of the Corporation by the holders thereof under such regulations as the Board of Directors may from time to time prescribe. Upon such appointment being made all certificates of stock of such class or series thereafter issued shall be countersigned by one of such transfer agents and/or registrars of transfers, and shall not be valid unless so countersigned.

                                   ARTICLE VII

                              DIVIDENDS AND FINANCE

         Section 1. Dividends. Unless otherwise specified in the Certificate or Incorporation, the Board of Directors shall have the power to declare and pay dividends or to make other distributions.

         Section 2. Fiscal Year. The fiscal year of the Corporation shall end on the last day of December in each year and shall begin on the next succeeding day, or shall be for such other period as the Board of Directors may designate.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         Section 1. Books and Records. Subject to the New York Business Corporation Law, the Corporation may keep its books and accounts outside the State of New York.

         Section 2. Amendments of By-Laws. The By-Laws may be adopted, amended or repealed by a majority of the shareholders entitled to vote in the election of any directors. By-Laws may also be adopted, amended or repealed by a majority of the Board of Directors. Any By-Laws adopted by the Board of Directors of the Corporation may be amended or repealed by the shareholders entitled to vote, as specified herein.

                                                                      APPENDIX B

                          AMENDED AND RESTATED BY-LAWS
                                       of
                         AMERICAN BIO MEDICA CORPORATION

                                   ARTICLE I.

                                 THE CORPORATION

         Section 1. Name. The legal name of this corporation (hereinafter called the "Corporation") is AMERICAN BIO MEDICA CORPORATION.

         Section 2. Offices. The Corporation shall have its principal office in the State of New York. The Corporation may also have offices at such other places within and without the United States as the Board of Directors may from time to time appoint or the business of the Corporation may require.

         Section 3. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, New York". One or more duplicate dies for impressing such seal may be kept and used.

                                   ARTICLE II.

                            MEETINGS OF SHAREHOLDERS

         Section 1. Place of Meetings. All meetings of the shareholders shall be held at the principal office of the Corporation in the State of New York or at such place, within or without the State of New York, as may be determined by the Board of Directors and as may be designated in the notice of that meeting.

         Section 2. Annual Meeting. The annual meeting of the shareholders of the Corporation for the election of directors and the transaction of such other business as may properly come before the meeting shall be held in June of each year, or at such other time as is fixed in the notice of the meeting. If for any reason any annual meeting shall not be held at the time herein specified, the same may be held at any time thereafter upon notice, as herein provided, or the business thereof may be transacted at any special meeting called for the purpose.

         Section 3. Special Meetings. Special meetings of the shareholders may be called by the President whenever he deems it necessary or advisable. A special meeting of the shareholders shall be called by the President whenever so directed in writing by a majority of the entire Board of Directors or whenever the holder of one-third (1/3) of the number of shares of the capital stock of the Corporation entitled to vote at such meeting shall, in writing request the same.

         Section 4. Notice of Meetings; Waiver. Notice of the date, time and place of the annual and of each special meeting of the shareholders shall be given to each shareholder entitled to vote in person, electronically, by mail, or by prepaid telegram. This notice shall be given not less than ten (10) and not more than sixty (60) days before the date of each meeting. If mailed or telegraphed, it should be directed to shareholder at the address last shown on the books of the Corporation. No publication of the notice of meeting shall be required. A shareholder may waive the notice of meeting by attendance, either in person or by proxy, at the meeting, by electronic transmission, or by so stating in writing, either before or after the meeting. Attendance at a meeting for the express purpose of objecting that the meeting was not lawfully called or convened shall not, however, constitute a waiver of notice. Except where otherwise required by law, notice need not be given of any adjourned meeting of the shareholders. Notice of the annual meeting and each special meeting of the shareholders shall indicate that it is being issued by or at the direction of the person or persons calling the meeting, and shall state the name and capacity of each such person. Notice of each special meeting shall also state the purpose or purposes for which it has been called. Neither the business to be transacted at nor the purpose of the annual or any special meeting of the shareholders need be specified in any written waiver of notice.

         Section 5. Record Date for Shareholders. For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty
(60) days nor less than ten (10) days before the date of such meeting, nor more then sixty (60) days prior to any other action. If no record date is fixed: (1) the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held; (2) the record date for determining shareholders for any purpose other than that specified in subparagraph (1) shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto. A determination of shareholders of record entitled to notice of or to vote at any meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 6. Proxy Representation. Every shareholder entitled to vote may authorize another person or persons to act for him by proxy in all matters in which a shareholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy shall be voted or acted upon not later than eleven months from its date unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided in Section 609 of the New York Business Corporation Law or similar law.

         Section 7. Presiding Officer.

            (a) Meetings of the shareholders shall be presided over by the Chairman of the Board of Directors, or, if he or she is not present, by the Chief Executive Officer, or if he or she is not present, by the President, or if he or she is not present, by a Vice-President, or if neither the Chairman of the Board of Directors nor the Chief Executive Officer nor the President nor a Vice-President is present, by a chairman to be chosen by a majority of the shareholders entitled to vote at the meeting who are present in person or by proxy. The Secretary of the Corporation, or, in her or his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, the Chairman of the Board of Directors shall choose any person present to act as secretary of the meeting.
            (b) The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations of the time allotted to questions, or comments on the affairs of the corporation taken up by any one shareholder, restriction or entry to such meeting after the time prescribed for the commencement thereof and the openings and closing of the voting pools.

         Section 8. Voting at Shareholder's Meetings. Each share of stock shall entitle the holder thereof to one vote in person or by proxy for each share of stock having voting rights registered in his or her name on the books of the Corporation. A shareholder may vote his or her shares through a proxy appointed by a written instrument signed by the shareholder or by a duly authorized attorney-in-fact and delivered to the secretary of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution unless a longer period is expressly provided. In the election of directors, a plurality of the votes cast shall elect. Any other action shall be authorized by a majority of the votes cast except where the New York Business Corporation Law prescribes a different percentage of votes or a different exercise of voting power. In the election of directors, and for any other action, voting need not be by ballot.

         Section 9. Quorum and Adjournment. Except for a special election of directors pursuant to Section 603 of the New York Business Corporation Law, the presence, in person or by proxy, of the holders of a majority of the shares of the stock of the Corporation outstanding and entitled to vote thereat shall be requisite and shall constitute a quorum at any meeting of the shareholders. When a quorum is once present to organize a meeting, it shall not be broken by the subsequent withdrawal of any shareholders. If at any meeting of shareholders there shall be less than a quorum so present, the shareholders present in person or by proxy and entitled to vote thereat, may adjourn the meeting from time to time until a quorum shall be present, but no business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted had the meeting not adjourned.

         Section 10. List of Shareholders.

            (a) A complete list of the shareholders of the Corporation entitled to vote at the ensuing meeting shall be prepared by the Secretary, or other officer of the Corporation having charge of the Stock Transfer Books. This list shall be certified by the officer of the Corporation responsible for its preparation or by a transfer agent. This list shall be available at the meeting and shall be open to inspection by any shareholder at any time during the meeting.
            (b) The original Stocks Transfer Books shall be prima facie evidence as to who are the shareholders entitled to examine the list or to vote at any meeting of the shareholders.
            (c) Failure to comply with the requirements of this section shall not affect the validity of any action taken at any meetings of the shareholders.

         Section 11. Inspectors of Election. The Board of Directors, in advance of any meeting shall appoint one or more inspectors of election to act at the meeting or any adjournment thereof. Inspectors may, but need not, be officers or employees of the Corporation. If an inspector or inspectors are not appointed, the person presiding at the meeting may, and at the request of any shareholder entitled to vote thereat shall, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting or any shareholder entitled to vote thereat, the inspector or inspectors shall make a report in writing of any challenge, questions or matter determined by him or them and execute a certificate of any fact found by him or them. Any report or certificate made by the inspector or inspectors shall be prima facie evidence of the facts stated and of the vote as certified by them.

         Section 12. Action of the Shareholders Without Meetings. Any action which may be taken at any annual or special meeting of the shareholders may be taken without a meeting or written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon. Written consent thus given by the holders of all outstanding shares entitled to vote shall have the same effect as a unanimous vote of the shareholders.

                                   ARTICLE III

                                    DIRECTORS

         Section 1. Number of Directors. The number of directors shall be at least three (3). The number of directors may be fixed from time to time by action of a majority of the entire Board of Directors or of the shareholders at an annual or special meeting, or, if the number of directors is not so fixed, the number shall be three or shall be equal to the number of shareholders, whichever is less. No decrease in the number of directors shall shorten the term of any incumbent director.

         Section 2. Election and Term. The directors shall be divided into three classes in respect of term of office, each class to contain as near as many as may be one third of the whole number of the Board. Of the first Board of Directors elected after adoption of this Article III, Section 2, the members of one class shall serve until the annual meeting of shareholders held in the year following their election, the members of the second class shall serve until the annual meeting of shareholders held two years following their election, and the members of the third class shall serve until the annual meeting of shareholders held three years following their election; provided however, that in each case directors shall continue to serve until their successors shall be elected and shall qualify. At each annual meeting of shareholders, following the first meeting after adoption of this Article III, Section 2, one class of directors shall be elected to serve until the annual meeting of shareholders held three years next following and until their successors shall be elected and shall qualify.

         Section 3. Filling Vacancies, Resignation, and Removal. Any director may tender his resignation at any time. Any director or the entire Board of Directors may be removed, with or without cause, by vote of the shareholders. In the interim between annual meetings of shareholders or special meetings of shareholders called for the election of directors or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the resignation or removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

         Section 4. Qualifications and Powers. Each director shall be at least eighteen years of age. A director need not be a shareholder, a citizen of the United States or a resident of the State of New York. The business of the Corporation shall be managed by the Board of Directors, subject to the provisions of the Certificate of Incorporation. In addition to the powers and authorities by these By-laws expressly conferred upon it, the Board may exercise all such powers of the Corporations and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-laws directed or required to be exercised or done exclusively by the shareholders.

         Section 5. Meetings. Meetings of the Board of Directors may be held either within or without the State of New York. Meetings of the Board of Directors shall be held at those times and places as are fixed from time to time by resolution of the Board of Directors. Special meetings may be held at any time upon call of the Chairman of the Board, the Chief Executive Officer, the President, a Vice-President, or a majority of directors, upon written, notice deposited in the U.S. mail or sent via facsimile. A meeting of the Board of Directors may be held without notice immediately following the annual meeting of the shareholders. Notice need not be given of regular meetings of the Board of Directors if the times and places are fixed by resolution of the Board of Directors, nor need notice be given of adjourned meetings. Regular meetings may be held at any time without notice if all the directors are present or if, before the meeting, those not present waive such notice in writing. Notice of a meeting of the Board of Directors need not state the purpose of, nor the business to be transacted at, any meeting.

         Section 6. Quorum of Directors and Action by the Board. A majority of the entire Board of Directors shall constitute a quorum except that when the entire Board consists of one director, then one director shall constitute a quorum, and except that when a vacancy or vacancies prevents such majority, a majority of the directors in office shall constitute a quorum, provided that such majority shall constitute at least one-third of the entire Board. A majority of the directors present, whether or not they constitute a quorum, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the New York Business Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board.

         Section 7. Telephonic Meetings. Any member or members of the Board of Directors, or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time, and participation in a meeting by such means shall constitute presence in person at such meeting.

         Section 8. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes or proceedings of the Board or committee.

         Section 9. Compensation of Directors. By resolution of the Board of Directors, the directors may be paid their expenses, if any, for attendance at each regular or special meeting of the Board or of any committee designated by the Board and may be paid a fixed sum for attendance at such meeting, or a stated salary as director, or both. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor; provided however that directors who are also salaried officers shall not receive fees or salaries as directors.

         Section 10. Indemnification

            (a) Any person who was, is, or is threatened to be made a party to any action or proceeding, whether civil or criminal (including an action by or in the right of this Corporation or any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which any director or officer of this Corporation served in any capacity at the request of this Corporation), by reason of the fact that he, his testator or intestate, is or was a director or officer of this Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, shall be indemnified by this
                  Corporation against all judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense or appeal of any such action or proceeding, and against any other amounts, expenses and fees similarly incurred; provided that no indemnification shall be made to or on behalf of any director or officer where indemnification is prohibited by applicable law. This right of indemnification shall include the right of a director or officer to receive payment from this Corporation for expenses incurred in defending or appealing any such action or proceeding in advance of its final disposition; provided that the payment of expenses in advance of the final disposition of an action or proceeding shall be made only upon delivery to this Corporation of an undertaking by or on behalf of the director or officer to repay all amounts so advanced if it should be determined ultimately that the director or officer is not entitled to be indemnified. The preceding right of indemnification shall be a contract right enforceable by the director or officer with respect to any claim, cause of action, action or proceeding accruing or arising while this by-law shall be in effect.

            (b) Any indemnification provided for by this Section shall be authorized in any manner provided by applicable law or, in the absence of such law:

                  (i)   by  the  Board  of  Directors  acting  by  a  quorum  of
                        Directors   who  are  not  parties  to  such  action  or
                        proceeding, upon a finding that there has been no judgment or other final adjudication adverse to the Director or officer which establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled, or

                  (ii)  if a quorum under clause (i) is not obtainable,

                        (1) by the Board upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because there has been no such judgment or other final adjudication adverse to the director or officer, or
                        (2) by the shareholders upon a finding that there has been no such judgment or other final adjudication adverse to the director or officer.

            (c) If a claim of indemnification is not paid in full by the Corporation within ninety days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to recover the expenses of prosecuting such claim.
            (d) The rights conferred on any person under this Section shall not be exclusive of any other right which may exist under any statute, provision of the Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors, or otherwise.

            (e) Subject to the laws of New York, the Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation against any expense, liability or loss of the general nature contemplated by this section, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the laws of New York.
            (f) It is the intent of the Corporation to indemnify its officers and directors to the fullest extent authorized by the laws of New York as they now exist or may hereafter be amended. If any portion of this Section shall for any reason be held invalid or unenforceable by judicial decision or legislative amendment, the valid and enforceable provisions of this Section will continue to be given effect and shall be construed so as to provide the broadest indemnification permitted by law.

                                   ARTICLE IV

                                   COMMITTEES

         Section 1. In General. The Board of Directors, by a resolution or resolutions adopted by a majority of the entire Board, may designate from among its members an executive committee and other committees each consisting of one or more directors. Each committee shall have all the authority of the Board of Directors, except for: (1) submission to shareholders of any action that needs shareholders' approval, (2) the filing of vacancies in the Board of Directors,
(3) the fixing of compensation of the directors for serving on the board or any committee, (4) the amendment or repeal of these By-Laws, or the adoption of new by-laws, and (5) the amendment or repeal of any resolution of the Board of Directors which by its terms shall not be amendable or repealable.

         Section 2. Executive Committee. Except as otherwise limited by the Board of Directors or by these By-laws, the Executive Committee, if so designated by the Board of Directors, shall have and may exercise, when the Board is not in session, all the powers of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it. The Board shall have the power at any time to change the membership of the Executive Committee, to fill vacancies in it, or to dissolve it. The Executive Committee may make rules for the conduct of its business and may appoint such assistance as it shall from time to time deem necessary. A majority of the members of the Executive Committee, if more than a single member, shall constitute a quorum.

                                    ARTICLE V

                                    OFFICERS

         Section 1. Number. The officers of the Corporation shall be a Chief Executive Officer, a President, one or more Vice-Presidents, a Treasurer, and a Secretary. In addition, there may be such subordinate officers as the Board of Directors may deem necessary. Any person may hold two or more offices.

         Section 2. Term of Office. The principal officers shall be chosen annually by the Board of Directors at the first meeting of the Board of Directors following the shareholders' annual meeting, or as soon as is conveniently possible. Subordinate officers may be elected from time to time. Each officer shall serve until his or her successor shall have been chosen and qualified.

         Section 3. Removal. Any officer may be removed from office with or without cause, at any time by the vote of the Board of Directors. Such removal shall not prejudice the contract rights, if any, of the person so removed.

         Section 4. Vacancies. Any vacancy in any office from any cause may be filled for the unexpired portion of the term by the Board of Directors.

         Section 5. Duties.

            (a) Chief Executive Officer. The Chief Executive Officer shall have general active management of the business of the corporation, and in the absence of the Chairman of the Board, shall preside at all meetings of the shareholders and the Board of Directors; and shall see that all orders and resolutions of the Board of Directors are carried into effect.
            (b) President. The President, in the absence of the Chairman of the Board, shall preside at all meetings of the shareholders and at all meeting of the Board of Directors. She or he shall have general supervision of the affairs of the Corporation, shall sign or countersign all certificates, contracts, or other instruments of the Corporation as authorized by the Board of Directors, shall make reports to the Board of Directors and shareholders, and shall perform any and all other duties as are incident to her or his office or are properly required of him or her by the Board of Directors.
            (c) Vice-President. The Vice-Presidents, in the order designated by the Board of Directors, shall exercise the functions of the President during the absence or disability of the President. Each Vice-President shall have any other duties as are assigned from time to time by the Board of Directors.
            (d) Secretary and Treasurer. The Secretary and the Treasurer shall perform those duties as are incident to their offices, or are properly required of them by the Board of Directors, or are assigned to them by the Certificate of Incorporation or these By-Laws.
            (e) Delegation. In case of the absence or disability of any officer of the Corporation and of or person authorized to act in his or her place during such period of absence or disability, the Board of Directors may from time to time delegate the powers and duties of such officer to any other officer or to any other director or to any other person whom it may select.

                                   ARTICLE VI

                             CERTIFICATES OF SHARES

         Section 1. Form. The interest of each shareholder of the Corporation shall be evidenced by certificates for shares of stock, certifying the number of shares represented thereby and in such form not inconsistent with the Certificate of Incorporation of the Corporation as the Board of Directors may from time to time prescribe. Such shares shall be approved by the Board of Directors, and shall be signed by the President or a Vice-President and by the Secretary or the Treasurer and shall bear the seal of the Corporation and shall not be valid unless signed and sealed. Certificates countersigned by a duly appointed transfer agent and/or registered by a duly appointed registrar shall be deemed to be so signed and sealed whether the signatures be manual or facsimile signatures and whether the seal be a facsimile seal or any other form of seal. All certificates shall be consecutively numbered and the name of the person owning the shares represented thereby, his residence, with the number of such shares and the date of issue, shall be entered on the Corporation's books. All certificates surrendered shall be cancelled and no new certificates issued until the former certificates for the same number of shares shall have been surrendered and cancelled, except as provided for herein.

         In case  any  officer  or  officers  who  shall  have  signed  or whose facsimile signature or signatures shall have been affixed to any such certificate or certificates, shall cease to be such officer or officers of the Corporation before such certificate or certificates shall have been delivered by the Corporation, may nevertheless be adopted by the Corporation, and may be issued and delivered as though the person or persons who signed such certificates, or whose facsimile signature or signatures shall have been affixed thereto, had not ceased to be such officer or officers of the Corporation.

         Any restriction on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

         Section 2. Subscription for Shares. Unless the subscription agreement provides otherwise, subscriptions for shares, whether made before or after the formation of the Corporation, shall be paid in full at such time, or in such installments and at such times, as shall be determined by the Board of Directors. All calls for payments on subscriptions shall be uniform as to all shares of the same class or of the same series.

         Section 3. Addresses of Shareholders. Every shareholder shall furnish the Corporation with an address to which notices of meetings and all other notices may be served upon or mailed to him, and in default thereof notices may be addressed to him at his last known post office address.

         Section 4. Stolen, Lost, Destroyed Certificates. No certificate for shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed, or stolen except on production of evidence, satisfactory to the Board of Directors, of that loss, destruction or theft, and, if the Board of Directors so requires, upon the furnishing of an indemnity bond in such amount (but not to exceed twice the value of the shares represented by the certificate) and with such terms and surety as the Board of Directors in its discretion may require.

         Section 5. Transfers of Shares. Upon compliance with all provisions restricting the transferability of shares, if any, transfer of stock shall be made only upon the books of the Corporation by the holder in person or by his attorney thereunto authorized by power of attorney duly filed with the Secretary of the Corporation or with a transfer agent or registrar, if any, upon the surrender and cancellation of the certificates or certificates for such shares properly endorsed and the payment of all taxes due thereon. The Board of Directors may appoint one or more suitable banks and/or trust companies as transfer agents and/or registrars of transfers, for facilitating transfers of any class or series of stock of the Corporation by the holders thereof under such regulations as the Board of Directors may from time to time prescribe. Upon such appointment being made all certificates of stock of such class or series thereafter issued shall be countersigned by one of such transfer agents and/or registrars of transfers, and shall not be valid unless so countersigned.

                                   ARTICLE VII

                              DIVIDENDS AND FINANCE

         Section 1. Dividends. Unless otherwise specified in the Certificate or Incorporation, the Board of Directors shall have the power to declare and pay dividends or to make other distributions.

         Section 2. Fiscal Year. The fiscal year of the Corporation shall end on the last day of December in each year and shall begin on the next succeeding day, or shall be for such other period as the Board of Directors may designate.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         Section 1. Books and Records. Subject to the New York Business Corporation Law, the Corporation may keep its books and accounts outside the State of New York.

         Section 2. Amendments of By-Laws. The By-Laws may be adopted, amended or repealed by a majority of the shareholders entitled to vote in the election of any directors. By-Laws may also be adopted, amended or repealed by a majority of the Board of Directors. Any By-Laws adopted by the Board of Directors of the Corporation may be amended or repealed by the shareholders entitled to vote, as specified herein.

                                      PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                     For Fiscal Year Ended December 31, 2005

                         AMERICAN BIO MEDICA CORPORATION

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                               OF THE CORPORATION

         The undersigned shareholder of American Bio Medica Corporation, having received the Notice dated May 9, 2006, of the Annual Meeting of Shareholders, hereby nominates, constitutes, appoints and authorizes Edmund M. Jaskiewicz and Melissa A. Decker, and each of them with full power to act alone, as proxies with full power of substitution, for me and in my name, place and stead, to vote all the common shares of said corporation standing in my name on its books on April 14, 2006, at the Annual Meeting of Shareholders to be held at 10:00 A.M. on Tuesday, June 13, 2006 at the Holiday Inn, 8 Empire Drive, Rensselaer, New York 12144, or at any adjournments thereof, with all the power the undersigned would possess if personally present, as follows:

1. The election of the six (6) nominees listed in the Proxy Statement for the Annual Meeting as directors to serve the terms indicated in the Proxy Statement commencing with the ensuing year and until their successors shall be elected and duly qualified.

         IF YOU WISH YOUR VOTES TO BE CAST FOR ALL OF THE SIX (6) NOMINEES LISTED BELOW, PLACE AN "X" IN THIS BOX |_|

         IF YOU WISH TO WITHHOLD YOUR VOTES FOR ALL SIX (6) NOMINEES LISTED BELOW, PLACE AND "X" IN THIS BOX |_|

         IF YOU DO NOT WISH TO VOTE FOR ALL OF THE NOMINEES, LINE OUT THE NAMES OF PERSONS FOR WHOM YOU DO NOT CHOOSE TO VOTE:

     DIRECTORS:
                         Anthony G. Costantino, Ph.D.
                         Carl A. Florio
                         Edmund M. Jaskiewicz
                         Daniel W. Kollin
                         Stan Cipkowski
                         Richard P. Koskey

2. Directors' Proposal to Amend and Restate the Company's Bylaws to Classify the Board of Directors

         For  |_|      Against  |_|      Abstain  |_|

3. Upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         THIS PROXY CONFERS AUTHORITY TO VOTE FOR ALL OF THE SIX (6) NOMINEES LISTED EVEN THOUGH THE BLOCK IN ITEM 1 IS NOT MARKED UNLESS THE NAMES OF ONE OR MORE PERSONS ARE LINED OUT. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND THE COST OF SAME IS BORNE BY THE CORPORATION. THIS PROXY MAY BE REVOKED BY WRITING TO THE CORPORATE SECRETARY, AMERICAN BIO MEDICA CORPORATION, 122 SMITH ROAD, KINDERHOOK, NEW YORK 12106 OR IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS AT ANY TIME PRIOR TO ITS EXERCISE.

          Date:
                        ---------------------------------------------------

          Name:
                        ---------------------------------------------------
                        Beneficial Shareholder (Please Print)

          Address:
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                        ---------------------------------------------------
                        ---------------------------------------------------


          Signature(s)
                        ---------------------------------------------------
                        ---------------------------------------------------
                        (All Shareholders must sign)

         NUMBER OF SHAREHOLDERS VOTING _________________________

         IF SHARES ARE NOT REGISTERED IN YOUR NAME, PLEASE GIVE THE NAME AND ADDRESS OF THE PERSON OR ENTITY IN WHOSE NAME THEY ARE REGISTERED.


                        ---------------------------------------------------
                        ---------------------------------------------------
                        ---------------------------------------------------
                        (This must be completed if applicable)

         Please date, fill in your complete name and address and sign above exactly as your name or names appear hereon, and return this proxy promptly in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If there is more than one fiduciary, all should sign. All joint owners must sign.